EXHIBIT 10.2
ALLONGE # 1
     This Allonge # 1 is hereby attached to and made a part of the Promissory Note dated August 2, 2006 (the “Note”) executed by MannKind Corporation, a Delaware corporation (“Borrower”) in the original principal amount of $150,000,000 in favor of Alfred E. Mann (“Lender”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Note.
     1. Section 4.4 of the Note is hereby amended by deleting the last sentence thereof and substituting therefor: “Any amount prepaid pursuant to Section 4.2 or Section 4.3 hereof may be reborrowed in accordance with Section 5 hereof.”
     2. Section 5 of the Note is hereby amended by deleting “$50,000,000” in the 7th line thereof and substituting therefor “$10,000,000”.
     IN WITNESS WHEREOF, the parties hereto have caused this Allonge # 1 to be executed and delivered by their duly authorized officers on October 30, 2006.

MannKind Corporation
By:	/s/ Dick Anderson
	Name:	Dick Anderson
	Title:	Chief Financial Officer

/s/ Alfred E. Mann
Alfred E. Mann